QCR Holdings, Inc.

a relationship driven organization®



QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2010. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.
a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts , that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR HOLDINGS, INC.
a relationship driven organization®

Table of Contents

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

SEATED ROW 1

Vic Quinn
Rand Westlund

SEATED ROW 2

Jill DeKeyser
Doug Hultquist
Cathie Whiteside
John Anderson

STANDING ROW 3

John Engelbrecht
Larry Helling
Charlie Bullock
Bill Tank
Todd Gipple
Tom Budd
John Rodriguez

QCR HOLDINGS, INC.
a relationship driven organization®

Executive Management Team

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
34 Years in Banking/Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
26 Years in Banking/Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
25 Years in Banking/Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
25 Years in Banking/Financial Services

CHARLES S. BULLOCK
Executive Vice President,
Rockford Bank and Trust Company
40 Years in Banking/Financial Services

JILL A. DEKEYSER
Senior Vice President,
Director of Human Resources
8 Years in Banking/Financial Services

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
37 Years in Banking/Financial Services

LARRY J. HELLING
President and Chief Executive Officer,
Cedar Rapids Bank and Trust Company
Executive Vice President and Chief
Lending Officer, QCR Holdings, Inc.
32 Years in Banking/Financial Services

VICTOR J. QUINN
Executive Vice President,
Director of Funds Management
38 Years in Banking/Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations/Information Services
29 Years in Banking/Financial Services

WILLIAM M. TANK, MBA
Executive Vice President,
Chief Credit Officer
33 Years in Banking/Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
24 Years in Banking/Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy and Branding
4 Years in Banking/Financial Services

QCR
HOLDINGS, INC.
a relationship driven organization®

Corporate Overview

Founded in 1993
Headquartered in Moline, IL

$ 1.8 Billion in assets

$ 1.2 Billion in deposits

$ 1.2 Billion in loans

10 Facilities

Quad City Bank & Trust (5)
Rockford Bank & Trust (2)
Cedar Rapids Bank & Trust (2)
m2 Lease Funds LLC (1)



m2
LEASE FUNDS
CR B&T
QC B&T
RB &T

QCR HOLDINGS, INC.
a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population[1]	Projected Population Growth[2]	Median Household Income[1]	Projected Median HH1 Growth[2]
Chicago-Joliet-Naperville, IL-IN-WI	$284,321.6	263	3,220	9,739,919	1.86 %	$65,796	16.57 %
Saint Louis, MO-IL	$71,414.1	142	957	2,851,619	1.94	$57,102	12.33
Omaha-Council Bluffs, NE-IA	$18,597.6	74	343	858,393	4.43	$59,323	12.71
Des Moines, IA	$12,620.4	49	226	574,520	9.01	$60,341	12.04
Davenport-Moline-Rock Island, IA-IL	$7,061.8	41	159	380,829	0.84	$51,378	14.53
Peoria, IL	$6,455.2	42	164	376,630	0.64	$54,351	15.63
Rockford, IL	$5,294.1	26	106	359,336	4.33	$57,928	14.51
Cedar Rapids, IA	$4,811.2	39	108	260,153	4.89	$58,568	11.59
Champaign-Urbana, IL	$4,638.9	38	110	226,238	1.46	$49,172	13.60
Springfield, IL	$4,625.8	27	96	207,610	0.96	$54,980	14.77
Ottawa-Streator, IL	$3,558.8	34	89	154,197	-0.08	$51,349	14.64
Iowa City, IA	$2,780.5	23	59	154,108	8.57	$51,060	14.30
Waterloo-Cedar Falls, IA	$2,593.5	22	69	166,332	1.15	$48,949	14.87
Sioux City, IA-NE-SD	$2,572.9	32	76	144,026	-0.05	$50,045	14.20
Bloomington-Normal, IL	$2,496.1	27	65	169,259	4.34	$60,946	14.49
Dubuque, IA	$2,229.9	12	42	94,162	2.71	$49,575	13.73
Quincy, IL-MO	$1,987.4	23	47	77,214	-0.91	$42,226	15.84
Decatur, IL	$1,916.5	15	41	108,924	-2.88	$48,641	15.38
Kankakee-Bradley, IL	$1,876.2	18	43	113,887	4.31	$52,809	14.87
Paducah, KY-IL	$1,822.6	16	45	98,492	0.32	$41,331	12.84
Galesburg, IL	$1,788.8	18	35	70,365	-3.42	$44,784	15.18
Cape Girardeau-Jackson, MO-IL	$1,685.8	18	46	94,657	2.65	$43,234	17.29
Ames, IA	$1,618.3	20	41	89,494	5.65	$50,631	14.83
Sterling, IL	$1,280.8	16	30	59,369	-1.16	$51,286	15.13
Effingham, IL	$1,266.0	11	21	34,451	-0.13	$48,536	14.19
High	**$284,321.6**	**263**	**3,220**	**9,739,919**	**9.01 %**	**$65,796**	**17.3 %**
Low	**$1,266.0**	**11**	**21**	**34,451**	**-3.42**	**$41,331**	**11.6**
Median	**$4,092.3**	**30**	**93**	**188,435**	**2.33**	**$52,094**	**14.5**
QCRH Franchise Weighted Average	**$1,126.0**		**9**	**1,000,318**	**5.78 %**	**$54,721**	**13.65 %**

Note: FDIC deposit data as of June 30, 2010 (1) As of 2010 (2) Projected for the period 2010 – 2015
Data Source: SNL Financial

QCR HOLDINGS, INC.

a relationship driven organization*

History of QCR Holdings, Inc.

1993 Founded by Mike Bauer and Doug Hultquist

1994 Quad City Bank & Trust* – Currently $1.04 Billion in Assets

2001 Cedar Rapids Bank & Trust* – Currently $558 Million in Assets

2005 Rockford Bank & Trust* – Currently $272 Million in Assets

2005 Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC – Currently $89 Million in Assets

* De Novo

QCR HOLDINGS, INC.
a relationship driven organization*

Peer Comparisons

	QCR Holdings, Inc.*	Average**	Median**
Assets	$1.9 Billion	$ 3.0 Billion	$2.6 Billion
Total Risk-Based Capital Ratio	14.0%	14.9%	15.4%
TCE	3.6%	6.6%	7.0%
Texas Ratio	24.8%	64.1%	37.8%
NPAs/Assets	2.0%	4.4%	3.3%
ROE	7.0%	6.0%	6.0%
Efficiency	72.3%	66.8%	65.5%
Price/Tangible Book	58%	143%	142%

*Data as of June 30, 2011
**Data as of March 31, 2011

QCR HOLDINGS, INC.
a relationship driven organization®

Book Value of Common Stock Vs. Fair Market Value

IN MILLIONS OF DOLLARS


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Book Value of Stock
Fair Market Value

QCR HOLDINGS, INC.
a relationship driven organization®

Strategic Issues Impacting Market Value Per Share

- Low Tangible Common Equity Ratio – More Common Shares?
- Treasury Capital of $38.2 Million – How will it be Redeemed?
- Asset Quality Questions – Have NPA's Peaked?
- "Normalized" Earnings – When and What?

QCR HOLDINGS, INC.

a relationship driven organization®

Entity Wide 2011 Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of Treasury Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- Improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

QCR HOLDINGS, INC.

a relationship driven organization®

Summary of Financial Results 2006-2011

	2006	2007	2008	2009	2010	ACTUAL YTD Q2 2011	ANNUALIZED* Q2 2011
Net interest income	$29,896	$34,352	$44,623	$50,662	$49,864	$26,160	$52,320
Non-interest income	10,998	13,499	13,931	15,547	15,406	9,230	18,460
Non-interest expense	(34,063)	(35,734)	(42,334)	(46,937)	(48,549)	(25,568)	(51,136)
Pre-tax pre-provision	6,831	12,117	16,220	19,272	16,721	9,822	19,644
Provision expense	(3,284)	(2,336)	(9,222)	(16,976)	(7,464)	(2,740)	(5,480)
Income before taxes	3,547	9,781	6,998	2,296	9,257	7,082	14,164
Income taxes	(724)	(2,893)	(1,735)	(247)	(2,449)	(2,078)	(4,156)
Income from continuing operations	$2,823	$6,888	$5,263	$2,049	$6,808	$5,004	$10,008

* Not necessarily a prediction of 2011 annual earnings.

QCR HOLDINGS, INC.

a relationship driven organization®

Total Consolidated Assets

IN MILLIONS OF DOLLARS


CAGR 1994-2010 27.23%
CAGR 1994-2007 32.26%
CAGR 2008-2010 7.54%
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10

QCR
HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Deposits

IN MILLIONS OF DOLLARS


$1,200
$1,000
$800
$600
$400
$200
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10

QCR Holdings, Inc.
a relationship driven organization®

A Closer Look: Total Consolidated Deposits (2006-2010)

IN MILLIONS OF DOLLARS


$600
$500
$400
$300
$200
$100
$0
Dec.31 2006
Dec.31 2007
Dec.31 2008
Dec.31 2009
Dec.31 2010
NON-INTEREST BEARING
INTEREST BEARING
CD's

QCR Holdings, Inc.
a relationship driven organization®

A Closer Look: Consolidated Loan Composition (2006-2010)

IN MILLIONS OF DOLLARS


$600
$500
$400
$300
$200
$100
$0
Dec.31 2006
Dec.31 2007
Dec.31 2008
Dec.31 2009
Dec.31 2010
COMMERCIAL/INDUSTRIAL
COMMERCIAL REAL ESTATE
LEASES
RESIDENTIAL REAL ESTATE
INSTALLMENT

QCR HOLDINGS, INC.
a relationship driven organization®

Loan Portfolio Composition June 30, 2011

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 368.6	31.2 %
Non Owner Occupied Commercial Real Estate	334.6	28.3
Owner Occupied Commercial Real Estate	163.1	13.8
Residential Real Estate	86.0	7.3
Direct Financing Leases	85.6	7.2
Installment and Other Consumer	81.9	6.9
Commercial Construction/Land Development	62.0	5.2
	$ 1,181.8	100.0 %

QCR HOLDINGS, INC.
a relationship driven organization®

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers and governed by local Board of Directors
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford
- High touch service delivered locally by knowledgeable advisors
- Economic development initiatives in our markets
- Opportunities in Correspondent Banking and Wealth Management

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team
- Uniquely positioned with software, systems and processes
- Well positioned with product offerings:
  - Online Cash Management
  - Loan Participations
  - Safekeeping Services
  - Credit Card Services
  - Image Cash Letter System
  - Bank Stock Financing
  - Trust and Investment Services
  - Fed Funds Lines
- Uniquely positioned with market opportunities in Illinois, Iowa and Wisconsin
- 123 relationships to date with Total Deposits of $131MM (non-interest bearing) and Loans of $144MM
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Wealth Management

- As of June 30, 2011: Over $1 Billion in Trust (and related) accounts – $278MM in Brokerage (and related) accounts. Over $1.3 Billion Total
- Uniquely positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Well positioned with product offerings:
  - Financial Planning
  - Trust Services
  - Brokerage and RIA
  - Core Banking and Commercial & Consumer Lending
  - Asset Management
  - Estate Planning
  - Insurance
- Uniquely positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- 80 % Ownership by Quad City Bank & Trust
  - 20% Ownership by CEO John Engelbrecht
- Acquired August of 2005

	Leased Assets (in millions)	Pre-Tax Earnings
2006	$ 53.0	$ 875,651
2007	$ 68.7	$ 1,421,142
2008	$ 79.7	$ 784,424
2009	$ 90.6	$ 855,679
2010	$ 85.4	$ 852,741
2011 (1st 6 months)	$ 88.2	$ 967,444

- Key Niches
  - Marine Equipment
  - Machinery/Machine Tools
  - Printing
  - Telecom
  - Office Technology
- 2011 New Initiative – Health Care

Thank You

For Your Time Today!

QCR HOLDINGS, INC.
a relationship driven organization®

Questions

QCR Holdings, Inc.

a relationship driven organization®

Appendix

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis Graphs
NPAs / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Old Second Bancorp, Inc.	OSBC	13.01
Macatawa Bank Corporation	MCBC	9.08
Southwest Bancorp, Inc.	OKSB	8.93
Mercantile Bancorp, Inc.	MBR	8.39
Mercantile Bank Corporation	MBWM	5.30
Baylake Corp.	BYLK	5.23
Taylor Capital Group, Inc.	TAYC	5.09
MB Financial, Inc.	MBFI	4.87
Heartland Financial USA, Inc.	HTLF	3.70
MainSource Financial Group, Inc.	MSFG	3.28
Enterprise Financial Services Corp	EFSC	3.24
Pinnacle Financial Partners, Inc.	PNFP	3.06
CoBiz Financial, Inc.	COBG	2.70
First Busey Corporation	BUSE	2.52
CVB Financial Corp.	CVBF	2.12
West Bancorporation, Inc.	WTBA	1.97
Lakeland Financial Corporation	LKFN	1.77
Ames National Corporation	ATLO	1.67
Horizon Bancorp	HBNC	1.65
Hills Bancorporation	HBIA	1.27
AVERAGE:		4.44
MEDIAN:		3.26
QCR HOLDINGS, INC.	QCRH	2.36

Source: KBW/SNL Financial 3/31/11

NPAs / TOTAL ASSETS



QCRH
Peer Mean
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis Graphs
NPAs / Loans + OREO

INSTITUTION	TICKER	NPAs / LOANS+OREO %
Peer Group:		
Old Second Bancorp, Inc.	OSBC	16.28
Mercantile Bancorp, Inc.	MBR	11.71
Macatawa Bank Corporation	MCBC	11.59
Southwest Bancorp, Inc.	OKSB	10.51
Baylake Corp.	BYLK	8.40
Taylor Capital Group, Inc.	TAYC	7.59
MB Financial, Inc.	MBFI	7.53
Mercantile Bank Corporation	MBWM	6.83
Heartland Financial USA, Inc.	HTLF	6.12
MainSource Financial Group, Inc.	MSFG	5.45
Enterprise Financial Services Corp	EFSC	4.72
Pinnacle Financial Partners, Inc.	PNFP	4.50
First Busey Corporation	BUSE	3.96
CoBiz Financial, Inc.	COBG	3.93
Ames National Corporation	ATLO	3.84
CVB Financial Corp.	CVBF	3.81
West Bancorporation, Inc.	WTBA	3.00
Horizon Bancorp	HBNC	2.79
Lakeland Financial Corporation	LKFN	2.31
Hills Bancorporation	HBIA	1.58
AVERAGE:		6.32
MEDIAN:		5.09
QCR HOLDINGS, INC.	QCRH	3.80

Source: KBW/SNL Financial 3/31/11

NPAs / LOANS + OREO


QCRH
Peer Mean
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis Graphs

NCOs / Average Loans


QCRH
Peer Mean
3.0%
2.0%
1.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1

Provision Expense / NCOs


QCRH
Peer Mean
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1

Texas Ratio


QCRH
Peer Mean
75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1

Source: KBW/SNL Financial 3/31/11

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Analysis 2011 Q1

General Information:			Capital and Balance Sheet:							Asset Quality:							Performance:			
Institution	Ticker	Assets	Tang. Equity / Assets (%)	TCE / TA (%)	Tier 1 Cmn Ratio (%)	Leverage Ratio (%)	Tier 1 Capital Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	NPA / Loans + OREO (%)	Texas Ratio (%)	NPAs / Assets (%)	NCO / Avg. Loans (%)	LLR / NPAs (%)	LLP / NCO (%)	ROAA (%)	ROAE (%)	NIM (%)	Efficiency Ratio (%)
Peer Group:																				
MB Financial, Inc.	MBFI	10,084	9.59	7.58	10.98	11.00	16.31	18.33	80.84	2.60	7.53	78.94	4.87	3.33	33.76	74.34	0.27	2.06	3.72	60.81
CVB Financial Corp.	CVBF	6,500	9.19	9.19	14.30	10.79	17.04	18.43	80.30	2.81	3.81	27.12	2.12	1.22	73.34	62.77	1.02	10.19	3.83	52.53
Pinnacle Financial Partners, Inc.	PNFP	4,821	9.35	7.30	9.02	10.95	13.63	15.21	86.45	2.45	4.50	29.40	3.06	1.22	53.50	63.12	0.29	2.05	3.33	71.89
Taylor Capital Group, Inc.	TAYC	4,287	5.34	2.12	3.53	7.72	10.28	14.24	92.20	4.05	7.59	63.41	5.09	2.70	52.72	51.61	0.04	0.75	3.03	72.35
Heartland Financial USA, Inc.	HTLF	4,003	7.59	5.61	NA	10.20	14.14	16.36	77.48	1.81	6.12	43.87	3.70	1.57	29.18	106.13	0.42	5.13	3.96	68.87
First Busey Corporation	BUSE	3,518	11.06	8.19	10.87	11.43	17.70	19.00	78.24	3.35	3.98	20.20	2.52	1.08	84.35	80.79	1.02	8.66	3.48	55.87
Enterprise Financial Services Corp	EFSC	2,925	6.34	5.22	7.51	8.60	12.18	14.34	80.46	2.19	4.72	41.57	3.24	0.73	45.18	101.78	0.98	15.05	4.07	54.33
Southwest Bancorp, Inc.	OKSB	2,779	13.33	10.88	12.40	15.95	18.49	19.77	104.34	2.65	10.51	57.75	8.93	2.20	24.71	69.65	0.35	2.57	3.78	55.14
MainSource Financial Group, Inc.	MSFG	2,788	8.84	6.76	9.93	10.33	16.07	17.34	74.44	2.63	5.45	34.03	3.28	1.19	47.71	113.13	0.66	5.96	4.00	66.90
Lakeland Financial Corporation	LKFN	2,751	8.96	8.96	10.87	10.21	12.21	13.47	91.83	2.30	2.31	16.77	1.77	0.40	99.73	265.28	0.89	9.54	3.70	48.81
CoBiz Financial Inc.	COBZ	2,413	8.37	5.78	6.34	10.48	12.97	15.53	84.63	3.79	3.93	25.20	2.70	1.35	95.02	29.62	0.54	6.28	4.24	76.34
Old Second Bancorp, Inc.	OSBC	2,115	3.55	0.22	0.31	4.88	6.04	11.85	84.37	4.58	16.28	188.19	13.01	1.73	26.57	55.71	(0.59)	(15.30)	3.38	95.42
Hills Bancorporation	HBIA	1,999	9.55	9.55	12.49	9.69	12.49	13.75	103.63	1.85	1.58	13.26	1.27	0.22	117.20	167.43	1.28	12.87	3.58	50.84
Mercantile Bank Corporation	MBWM	1,577	8.04	6.76	7.86	9.88	11.72	12.99	96.27	3.49	6.83	49.46	5.30	1.77	50.41	40.37	0.27	3.45	3.58	76.57
Macatawa Bank Corporation	MCBC	1,557	4.43	2.30	2.91	5.84	7.52	10.34	91.32	3.67	11.50	127.49	9.08	1.23	29.96	(30.91)	0.33	7.49	3.23	100.70
Horizon Bancorp	HBNC	1,382	7.83	6.60	9.74	9.77	15.27	16.63	81.34	2.34	2.79	18.26	1.65	0.74	83.85	101.71	0.80	9.71	3.81	64.12
West Bancorporation, Inc.	WTBA	1,292	11.64	8.95	12.32	12.07	18.05	19.31	87.53	2.11	3.00	15.16	1.97	0.96	68.82	24.07	1.37	12.31	3.43	47.00
Baylake Corp.	BYLK	1,020	7.14	7.14	8.39	7.56	10.58	13.12	75.25	1.95	8.40	63.14	5.23	0.45	22.69	184.66	0.25	3.36	3.44	80.92
Ames National Corporation	ATLO	1,004	12.43	12.43	16.90	12.21	16.90	18.01	54.57	1.77	3.84	12.89	1.67	(0.01)	44.96	0.00	1.41	11.31	3.16	40.21
Mercantile Bancorp, Inc.	MBR	904	(0.32)	(0.32)	(0.73)	(0.52)	(0.73)	(0.73)	76.10	3.88	11.71	357.41	8.39	1.92	31.82	43.23	(0.46)	NM	2.49	97.09
QCR Holdings, Inc.	**QCRH**	**1,874**	**6.84**	**3.72**	**NA**	**8.66**	**12.33**	**13.92**	**96.73**	**1.79**	**3.80**	**29.61**	**2.36**	**0.24**	**46.86**	**151.99**	**0.45**	**6.47**	**2.78**	**75.36**
Average:		**2,985**	**8.11**	**6.56**	**8.73**	**9.50**	**12.94**	**14.85**	**84.08**	**2.81**	**6.32**	**64.07**	**4.44**	**1.30**	**55.77**	**79.77**	**0.56**	**5.97**	**3.55**	**66.81**
Median:		**2,582**	**8.61**	**6.95**	**9.74**	**10.21**	**13.30**	**15.37**	**82.85**	**2.62**	**5.09**	**37.80**	**3.26**	**1.22**	**49.06**	**66.39**	**0.48**	**6.28**	**3.57**	**65.51**

Source: SNL Financial, data for the quarter ended 3/31/11.

Note: Texas ratio equal to (NPAs + Loans 90 Days Past Due) / (Tangible Common Equity + Loan Loss Reserves).

QUAD CITY BANK & TRUST


QC
BT
QUAD
CITY
BANK &
TRUST

Executive Officers



John Anderson, President and CEO

As President and CEO, John is the driving force in the direction and continued growth of Quad City Bank & Trust. John ensures the further success of Quad City Bank & Trust by utilizing his tremendous knowledge of the banking industry and personal service to focus on relationship banking, community involvement, and corporate culture. He began his career with Davenport Bank & Trust (now Wells Fargo) and later moved to Brenton Bank, where he served as Chairman, President and CEO of the Davenport operation. John is deeply committed to the Quad City area and serves on a number of community boards. He serves as Board Chairman of Rick's House of Hope, Director of St. Ambrose University, Director of Genesis Health System Foundation, and Board Member of the American Heart Association. Most recently, John has served as past Chairman of the Ridgecrest Foundation, past Director of the Quad City Symphony, past Chairman of Exchange City / Junior Achievement, past Executive Board member of Junior Achievement of the Quad City Area, past Director Bettendorf Schools Foundation, past Chairman of the Humane Society of Scott County, and past Board Member of Garden Growers.



Vic Quinn, Executive Vice President, Operations & Cashier

Vic is an expert in providing deposit services to large depositors including governmental entities and not for profit organizations. He is one of the bank's founders and serves as the Executive Vice President, Operations & Cashier. Vic was formerly Senior Vice President of Operations at Davenport Bank & Trust (now Wells Fargo). A lifetime resident of the Quad Cities, Vic is an active community member, helping causes such as Community Health Care, Child Abuse Council, Coats for Kids, Junior Achievement, and the St. Patrick Society.



Jeff Lockwood, Executive Vice President, Chief Lending Officer

While overseeing our Commercial Banking Department, Jeff utilizes 28 years of banking experience to provide financial solutions to area businesses and their owners. Jeff received his Bachelor's Degree from Iowa State University. Active in the community, he is a Board member of Vera French Mental Health Center, past Board Member of Variety - The Children's Charity, past member of the United Way Cabinet Committee, past member of the New Ventures Initiative Board, and serves as a volunteer for Junior Achievement and the Humane Society.



Cynthia Carlson, Executive Vice President, Wealth Builders Division

Cynthia is responsible for all products, services and functions across the Division - Trust Services, Investment Services, Family Office Services and Financial Planning Services. She provides oversight and direction for al daily operations and client support needs and assures all activities are in compliance with state and federal requirements. She has 30+ years of financial services industry experience including executive management, operations, investment operations, product management, marketing and technology.

Senior Officers



Laura Ekizian, First Vice President, Private Banking

As First Vice President, Laura leads the Private Banking department, a team of responsive, experienced bankers who exceed customer expectations by building long-term relationships based on trust and an unmatched level of service. She received her Bachelor's and MBA degrees from St. Ambrose University. Active in the community, Laura is the race director for St. Ambrose University's Killer Bee 5K Run/Walk and is on the board of the John Deere Classic Golf Tournament. Laura was past President and Board Member for the Alzheimer's Association of Mississippi Valley and past Treasurer and Board Member for both the Quad City Rowing Association and the YWCA of the Quad Cities.



Kathy Francque, Senior Vice President, Correspondent Banking

With more than 35 years of banking experience, Kathy assists clients and their companies with their technology, cash management and depository needs, helping them optimize their monetary efficiencies. Kathy has over 25 years experience in providing sales and support services for Correspondent Banks throughout Iowa and Illinois, and has been managing the correspondent banking department since its inception in 1994. Kathy has extensive experience in banking operations, data processing, marketing, and sales. Kathy currently serves as a board member for the Mississippi Valley Bank Association and a committee member with the Illinois Banker's Association.



Therese Gerwe, Vice President, Treasury Management

Utilizing over 25 years of banking experience, Therese Gerwe works closely with commercial clients to provide customized banking solutions. As a valuable business resource, Therese specializes in Quad City Bank & Trust's Remote Deposit Capture, Online Banking, Treasury Management Sweeps, Positive Pay and Reconciliation Services, ACH Origination, and Account Analysis. A native of Davenport, Therese is a graduate of the University of Iowa and is a board member of the Humility of Mary Housing and Humility of Mary Shelter.



Debbie Gillum, Vice President, Retail Banking

With over 25 years of banking experience, Debbie is dedicated to building long-term relationships and exceeding expectations as she effectively oversees Quad City Bank & Trust's retail products and services. She also manages the training and daily activities of the Account Executives and Tellers. Debbie is active in several community activities and groups.

Senior Officers



Anne Howard, Human Resources Manager

As Human Resources Manager, Anne Howard is responsible for all areas of the human resources function including but not limited to employee relations, recruiting, orientation, performance management, training, and policy administration for Quad City Bank & Trust, QCR Holdings/Group Operations and Rockford Bank & Trust. Anne has over 9 years of Human Resources experience and has been involved in several community activities including United Way, Student Hunger Drive and her local church.



Dave Howell, 1st Vice President, Wealth Builders Division

As 1st Vice President, Wealth Builders Division, Dave leads Quad City Bank & Trust's Investment Center. The Investment Center offers access to a wide array of financial services through our brokerage business, Quad City Investment Center, and our investment advisory firm, Quad City Investment Advisors, LLC. He has 28 years of experience in the financial services industry and is considered a leader in the area of business retirement plan education. Dave is actively involved in the community and has served on numerous community boards. He currently volunteers his time for the John Deere Classic, Arrowhead Ranch, Scott County Regional Authority, and Two Rivers YMCA.



Rick J. Jennings, Senior Vice President, Trust Officer

Rick is responsible for the management of the Trust Department. He worked for 10 years in the Trust Department at Davenport Bank & Trust (now Wells Fargo) before establishing the department for Quad City Bank & Trust. Formerly a tax specialist with KPMG Peat Marwick, Rick combines trust knowledge and tax experience to provide financial planning expertise for our clients. Rick is a Certified Public Accountant and holds degrees in Accounting and Finance from Northern Illinois University.



Peter McAndrews, Vice President, Real Estate and Consumer Loans

Peter has over 25 years of experience in the financial services industry and is a graduate of St. Ambrose University. Prior to joining Quad City Bank & Trust, Peter served as the Quad City Sales Manager for Wells Fargo Home Mortgage. Active in the community, Peter has volunteered for many organizations including: Junior Achievement, Rebuilding Together Quad Cities and the Quad City Symphony.

Senior Officers



Shellee R. Showalter, CPA, Senior Vice President, Chief Financial Officer

Shellee began at Quad City Bank & Trust in 1994 as Controller and Director of Human Resources and Technology. In 2004, Shellee received the Quad-Cities Area Leaders Under 40 Award. She is a graduate of St. Ambrose University and is a member of the American Institute of CPAs, the Illinois Society of CPAs and the National Association of Stock Plan Professionals. Shellee is active in the community and currently serves as Vice President of the Junior Board of Rock Island, on the Finance Committee of United Way, and as Treasurer of the Eugene Field Elementary School PTA.



Cathie Whiteside, Executive Vice President, Corporate Strategy, Retail and Branding

Cathie is responsible for investor relations, strategic planning, and overseeing marketing and branding for Quad City Bank & Trust, Cedar Rapids Bank & Trust, Rockford Bank & Trust, and M2 Lease Funds LLC. Prior to joining Quad City Bank & Trust, Cathie was Station Manager for KWQC-TV6. She earned her Bachelor's Degree from Augustana College and her Master's Degree from St. Ambrose University. Cathie is an active leader in the community, serving on the Board of Directors for the Quad Cities Marathon, United Healthcare of the River Valley, St. Ambrose University College of Business Advisory Board, and Augustana College Center for the Study of Ethics. She also serves as Co-Race Director of Race for the Cure (past 17 years), and is a Board member and prior Board Chair for United Way of the Quad Cities, Inc., American Red Cross, and Junior Achievement.



Michael J. Wyffels, Senior Vice President, Chief Technology Officer

Michael is responsible for providing technology, project delivery and business application management services and developing and executing the Information Technology strategic plan. Michael has over 20 years of experience in Technology Management positions with 14 of them being in the Financial Services industry. He received his Bachelors Degree in Computer Science from St. Ambrose University in Davenport, Iowa.

Highlights

	DEC 2008 YE	DEC 2009 YE	DEC 2010 YE	June 30, 2011
Assets	908,594,141	975,774,394	1,025,699,415	1,030,910,792
Non-Interest Bearing Deposits	98,917,354	132,567,866	195,127,956	223,698,073
Deposits	572,632,063	565,087,182	599,230,805	646,204,386
Net Interest Income	29,262,931	31,279,854	28,664,025	14,828,265
Wealth Builders Revenue	3,682,861	3,290,533	3,794,774	2,132,714
Loans	661,766,676	653,381,685	603,520,399	603,386,700
NPA's / OREO	21,498,633	21,198,515	25,403,996	21,420,204
NPA's as a percent of Assets	2.37%	2.17%	2.48%	2.08%
Net Income	8,155,967	6,947,535	6,839,314	4,323,100

Balance Sheet Restructuring

The Company's largest subsidiary bank, QCBT, executed a balance sheet restructuring during the first quarter of 2011. Specifically, the bank utilized excess liquidity and prepaid $15.0 million of FHLB advances with a weighted average interest rate of 4.87% and a weighted average maturity of May 2012. The fees for prepayment totaled $832 thousand. The Company sold $37.4 million of government sponsored agency securities and recognized pre-tax gains of $880 thousand which more than offset the prepayment fees. The proceeds from the sales of the government sponsored agency securities were reinvested into government guaranteed residential mortgage-backed securities with reduced credit risk and yields that were comparable to the sold securities.

The resulting impacts were significant and include:

•Significantly improved net interest income through reduced interest expense (approximately $730 thousand on an annualized and pre-tax basis)
•Stronger regulatory capital
•Reduced reliance on wholesale funding

Separately, during the first quarter of 2011, QCBT modified $20.4 million of fixed rate FHLB advances with a weighted average interest rate of 4.33% and a weighted average maturity of October 2013 into new fixed rate advances with a weighted average interest rate of 3.35% and a weighted average maturity of February 2014. The modification reduces interest expense (approximately $200 thousand on an annualized and pre-tax basis) and minimizes the exposure to rising rates through duration extension of fixed rate liabilities.

Lastly, during the fourth quarter of 2010, QCBT modified $30.0 million of fixed rate wholesale structured repurchase agreements with a weighted average interest rate of 4.43% and a weighted average maturity of June 2012 into new fixed rate wholesale structured repurchase agreements with a weighted average interest rate of 3.04% and a weighted average maturity of December 2015. The modification reduces interest expense (approximately $418 thousand on an annualized and pre-tax basis) and minimizes the exposure to rising rates through duration extension of fixed rate liabilities.

Key Differentiator

Wealth Builders Division

- **As of June 30, 2011: Over $1 Billion in Trust (and related) accounts – $278MM in Brokerage (and related) accounts. Over $1.3 Billion Total**
- **Uniquely positioned due to our veteran team of Wealth Management professionals**
- **Uniquely positioned with software, systems and processes**
- **Well positioned with product offerings:**
  - Financial Planning
  - Trust Services
  - Brokerage and RIA
  - Core Banking and Commercial & Consumer Lending
  - Asset Management
  - Estate Planning
  - Insurance
- **Uniquely positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"**

Key Differentiator

Correspondent Banking

- **Uniquely positioned due to veteran Correspondent bankers on our team**
- **Uniquely positioned with software, systems and processes**
- **Well positioned with product offerings:**
  - Online Cash Management
  - Loan Participations
  - Safekeeping Services
  - Credit Card Services
  - Image Cash Letter System
  - Bank Stock Financing
  - Trust and Investment Services
  - Fed Funds Lines
- **Uniquely positioned with market opportunities in Illinois, Iowa and Wisconsin**
- **123 relationships to date with Total Deposits of $131MM (non-interest bearing) and Loans of $144MM**
- **Key competitors exited the market - LaSalle and Bankers Bank of Illinois**

Key Differentiator

m2 Lease Funds, LLC

- **80% Ownership by Quad City Bank & Trust**
  20% Ownership by CEO John Engelbrecht

- **Acquired August of 2005**

	Leased Assets (in millions)	Pre-Tax Earnings
2006	$53.0	$875,651
2007	$68.7	$1,421,142
2008	$79.7	$784,424
2009	$90.6	$855,679
2010	$85.4	$852,741
2011 (1st 6 months)	$88.2	$967,444

- **Key Niches:**
  - Marine Equipment
  - Printing
  - Office Technology
  - Machinery/Machine Tools
  - Telecom

- **2011 New Initiative – Health Care**